UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2016
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 31, 2016, The Hain Celestial Group, Inc. (the “Company”) received a letter from the Nasdaq Stock Market, Inc. (“Nasdaq”) as a result of the Company’s inability to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2016 by August 29, 2016, as required under Nasdaq’s Listing Rule 5250(c)(1). The Company issued a press release on September 1, 2016 disclosing its receipt of the notification from Nasdaq pursuant to Nasdaq Listing Rule 5810(b). A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated September 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2016

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Pasquale Conte
Name:	Pasquale Conte
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated September 1, 2016